Exhibit 10.11

EXECUTION COPY

AMENDMENT NO. 2 TO

AMENDED AND RESTATED AGREEMENT

FOR THE PROVISION OF SERVICES

BETWEEN TRX, INC. AND

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

This Amendment No. 2 (“Amendment”) is made and entered into this 6th day of October, 2008 between American Express Travel Related Services Company, Inc. (“Amex”) solely for the benefit of Representatives located in the United States who are also participating in Amex’s Business Travel Services Program, as such program may be changed from time to time by Amex, and have been qualified by TRX to receive the New Services, as defined below, (the “Participants”) and TRX, Inc. (“TRX”).

WHEREAS, Amex and TRX entered into an Amended and Restated Agreement for the Provision of Services (the “Services Agreement”) dated December 1, 2005;

WHEREAS, under the terms of the Services Agreement, Amex has the right to distribute RESX, including RESX Web Fares, and RESX PROFILER to its customers under Amex’s terms and conditions;

WHEREAS, Participants are members of the Amex Business Travel Services Program, an optional program offered to Representatives by Amex, whereby such Participants may distribute certain Amex products and services for business travelers;

WHEREAS, the Participants wish to distribute RESX under the terms and conditions of a TRX RESX distributor agreement (a “Distributor Agreement”) instead of utilizing the existing rights available to it under the Services Agreement; and

WHEREAS, Amex and TRX wish to amend the terms of the Services Agreement to provide for Amex to distribute RESX Services to Participants under Distributor Agreements .

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements set forth below, the parties agree as follows:

1.	AMENDED TERMS

A.        The New Services.  TRX shall make all of the services set forth in the attached Schedule 1 (the “New Services”) available to Participants upon enrollment in a Distributor Agreement. To the extent such New Services were not included in Schedule A of the Services Agreement, the RESX Services set forth in such Schedule is hereby amended to include the New Services as set forth in this Amendment.

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B.        Distributor Agreement Form.  The Distributor Agreement shall contain terms at least as protective to Participants as the form of distributor agreement attached as Schedule 2 (“Form”). If TRX wishes to: (i) eliminate or diminish the New Services; (ii) alter the fees to Participants from the fees set forth in such Form; or (iii) change the terms of the Form materially, then TRX will notify Amex. Amex will then have thirty (30) days to object to such changes in writing. If Amex does so object, TRX and Amex shall work together to agree to changes that are acceptable to both parties. No changes to the Form shall be effective without the written agreement of Amex. If TRX and Amex cannot agree to such changes to the Form within sixty days (60) after Amex objects to such changes, then either party may terminate this Amendment upon thirty (30) days notice without penalty.

C.        Negotiated Participant Distributor Agreement.  The Distributor Agreement shall contain terms at least as protective to Participants as the Form attached as Schedule 2. During negotiation with Participant, if TRX wishes to: (i) alter the fees to Participants from the fees set forth in such Form or (ii) change the terms of the Distributor Agreement materially, then TRX will notify Amex. Amex will then have ten (10) days to object to such changes in writing. If Amex does not object within such time, such changes shall be deemed accepted by Amex without further notice thereof. If Amex does so object, TRX and Amex shall work together with the Participant to agree to changes that are acceptable to all parties, and such changes to the fees or material changes to the Distributor Agreement shall only be effective upon the written agreement of Amex.

D.        Pricing.  The pricing for the New Services for Participants is set forth in Schedule 3. *

E.        Primary Contacts.

(1)        Amex designates * or her designee as its primary contact for TRX. TRX shall keep the Amex contact person or his/her designee regularly informed as to the status of the performance of the New Services.

(2)         TRX designates * or her designee as its primary contact for Amex.

F.        Term and Termination.

(1)        The term of this Amendment shall run coterminous with the term of Attachment A (the RESX Attachment) of the Services Agreement.

(2)        The parties’ termination rights shall be as set forth in Section 6 of the Services Agreement.

(3)        The expiration or termination of this Amendment or the Services Agreement will not terminate or otherwise affect any Distributor Agreement in effect between TRX and any Participant.

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2.	GENERAL.

A.        Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Services Agreement.

B.        Balance of Terms Unchanged.  Except as expressly set forth in this Amendment, the terms and conditions of the Services Agreement shall continue in full force and effect. This Amendment shall be effective as of the 1st day of January 2008 (“Effective Date”).

C.        Entire Agreement.  The Services Agreement, along with this Amendment, including all Exhibits and Schedules attached hereto and thereto represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any and all previous discussions and communications regarding such subject matter. Any subsequent amendments and/or additions hereto are effective only if in writing and signed by both parties.

D.        Precedence.  With respect to the subject matter of this Amendment only, in the event of a conflict between the Services Agreement and this Amendment, this Amendment shall control and govern. Thereafter, the precedence set forth in Section 19(l) of the Services Agreement shall apply.

IN WITNESS WHEREOF, TRX and AMEX have caused this Amendment and its Exhibits to be executed as of the Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Amendment.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ Ellen Bettridge	By:	/s/ David D. Cathcart

Name:	Ellen Bettridge	Name:	David D. Cathcart

Title:	Vice President	Title:	CFO

	10-1-2008		10-6-2008

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Schedule 1

THE NEW SERVICES

TRX has agreed to offer the following New Services, at the specially negotiated pricing set forth in Schedule 3, to Participants enrolled in Amex’s Business Travel Services Program (“BTS”).

1.	RESX Online Booking Platform
2.	RESX Profiler
3.	RESX Web fares
4.	RESX PNR Sync
5.	RESX Auto-ticketing
6.	RESX Booking Builder

TRX offerings include the following products and services:

RESX Online Booking Platform

RESX is an online, self-service corporate booking tool offering a Web-based interface for business travelers and/or their travel arrangers to book policy compliant air, car, and hotel reservations.

The RESX solution is able to pull inventory from all major Global Distribution Systems (GDSs): Amadeus, Apollo, Galileo, Sabre, and Worldspan including GDS New Entrants (GNE) and G2 SwitchWorks.

•	Participants pay * which allows the Participants the right of access, use and distribution of New Services they have selected.
•	*, which is included in the *, allows Participants to create unlimited Customer sites.
•	TRX hosts the RESX application for the Participants and its Customers and provides access to the application through the Internet.

RESX Web fares

The solution also searches and books consolidator sites, as well as carrier sites and inventory systems worldwide through its partnership with a third party.

RESX Profiler

A hosted online profile management tool that allows Participants to update personal profile information on-line, in a secure hosted environment, which synchronizes this information with the applicable GDSs. Profiler is available in conjunction with RESX or as a stand-alone application.

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RESX PNR Sync

A tool that allows the Participant to set up RESX so that the offline reservations (traditional) are automatically imported into the RESX database. This functionality allows the authorized user to view all reservations in one central source.

*

RESX Auto-ticketing

A service that allows the Participant to set up RESX so that PNRs booked online, or imported into RESX, can be automatically ticketed.

RESX Booking Builder

An optional web-based application that serves as a stand-alone development tool for the purpose of creating flight reservations on SWABiz, a Southwest Airlines online corporate booking tool. To use the RESX Booking Builder, Participant’s Customer’s RESX administration account must be configured for such access.

*

Additional TRX obligations under this Amendment:

TRX will:

1.	Provide necessary collateral material for Amex to introduce the New Services available to the Participant and their Customers.
2.	Participate in the Amex sponsored annual conference held each fall and seminars and trade shows, as deemed appropriate by Amex and agreed to by the parties, *
3.	Provide Amex with a list of participating Participants *

American Express will provide the following services:

*

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Training & Support

1.	TRX will provide the training and support for the products outlined above to the Participants directly.

2.	Each Participant will be responsible for assigning one or more persons to become certified on RESX by completing a training class conducted by TRX at a TRX designated facility or via the web.

3.	Each Participant is responsible for the creation of additional RESX Customer sites. TRX will support the Participant through the initial implementation.

4.	Each Participant will serve as level one support for its Customers which will include training, navigation and lost password support.

5.

If a Participant is unable to assist their Customer, they may report the issue to TRX via a customer report management tool and TRX will respond within * business days. Escalation steps will be provided by TRX for urgent problems.

6.	The RESX data center is monitored *. After-hours, weekends, and during holidays, emergency support is provided via pager.

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Schedule 2

SAMPLE DISTRIBUTOR AGREEMENT

attached

*

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Schedule 3

PRICING AND PAYMENT TERMS

*

Participant Billing Terms:

1.	*
2.

TRX has agreed to extend the * to all Participants who have an existing Distributor Agreement with TRX. Notwithstanding termination of this Amendment, TRX agrees to * in effect for each Participant pursuant to the respective Participant’s Distributor Agreement.

3.	As set forth in Section 2(b) of the Services Agreement, Amex will not be responsible for nonpayment of New Services by Participants.
4.	The fees and payment terms are detailed below.

Pricing Schedule:

*

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Additional information:

*

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Schedule 4

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